Summary of Segment Reporting Changes

The following table presents a reconciliation of previously reported segment results for the years ended 2023 and 2022 to our segment results under the new segment structure beginning in the first quarter of 2024, reflecting the combination of Iponweb and Marketing Solutions into the newly created Performance Media segment.

	Year ended Dec 31, 2023		Year ended Dec 31, 2022
($ in thousands; unaudited)	As originally reported	Recast	As originally reported	Recast
Gross Profit	$863,044	$863,044	$795,200	$795,200

Other Cost Of Revenue	159,562	159,562	133,024	133,024

Contribution ex-TAC	$1,022,606	$1,022,606	$928,224	$928,224

	Year ended Dec 31, 2023				Year ended Dec 31, 2022
($ in thousands; unaudited)	As originally reported	Marketing Solutions	Iponweb	Recast	As originally reported	Marketing Solutions	Iponweb	Recast
Revenue
Performance Media	—	1,617,973	122,465	1,740,438	—	1,762,517	52,169	1,814,686
Marketing Solutions	1,617,973	(1,617,973)	—	—	1,762,517	(1,762,517)	—	—
Retail Media	209,007	—	—	209,007	202,317	—	—	202,317
Iponweb	122,465	—	(122,465)	—	52,169	—	(52,169)	—
Total	$1,949,445	$—	$—	$1,949,445	$2,017,003	$—	$—	$2,017,003

Contribution ex-TAC
Performance Media	—	696,681	122,465	819,146		714,695	52,169	766,864
Marketing Solutions	696,681	(696,681)	—	—	714,695	(714,695)	—	—
Retail Media	203,460	—	—	203,460	161,360	—	—	161,360
Iponweb	122,465	—	(122,465)	—	52,169	—	(52,169)	—
Total	$1,022,606	$—	$—	$1,022,606	$928,224	$—	$—	$928,224

CRITEO S.A.
Segment Information
(U.S. dollars in thousands, unaudited)

	Three Months Ended								Twelve Months Ended
	2022				2023				2022	2023
	March 31	June 30	September 30	December 31	March 31	June 30	September 30	December 31	December 31	December 31
Revenue
Performance Media	463,888	440,423	405,751	504,624	406,995	424,344	419,380	489,719	1,814,686	1,740,438
Retail Media (2)	46,679	54,667	41,170	59,801	38,021	44,590	49,813	76,583	202,317	209,007
Total	510,567	495,090	446,921	564,425	445,016	468,934	469,193	566,302	2,017,003	1,949,445

Contribution ex-TAC
Performance Media	186,088	177,969	176,485	226,322	183,266	196,699	196,959	242,222	766,864	819,146
Retail Media (2)	30,829	36,556	36,893	57,082	37,352	43,518	48,436	74,154	161,360	203,460
Total (1)	216,917	214,525	213,378	283,404	220,618	240,217	245,395	316,376	928,224	1,022,606

YoY Change
	Three Months Ended								Twelve Months Ended
	2022				2023				2022	2023
	March 31	June 30	September 30	December 31	March 31	June 30	September 30	December 31	December 31	December 31
Revenue
Performance Media	(4)%	(10)%	(12)%	(13)%	(12)%	(4)%	3%	(3)%	(10)%	(4)%
Retail Media (2)	(19)%	(14)%	(18)%	(21)%	(19)%	(18)%	21%	28%	(18)%	3%
Total	(6)%	(10)%	(12)%	(14)%	(13)%	(5)%	5%	—%	(11)%	(3)%

Contribution ex-TAC
Performance Media	(3)%	(8)%	(3)%	(1)%	(2)%	11%	12%	7%	(4)%	7%
Retail Media (2)	46%	36%	28%	19%	21%	19%	31%	30%	29%	26%
Total (1)	2%	(3)%	1%	3%	2%	12%	15%	12%	1%	10%

YoY Change at Constant Currency (3)
	Three Months Ended								Twelve Months Ended
	2022				2023				2022	2023
	March 31	June 30	September 30	December 31	March 31	June 30	September 30	December 31	December 31	December 31
Revenue
Performance Media	1%	(2)%	(2)%	(6)%	(8)%	(3)%	—%	(3)%	(2)%	(4)%
Retail Media (2)	(18)%	(12)%	(14)%	(18)%	(18)%	(18)%	19%	26%	(16)%	3%
Total	(1)%	(3)%	(3)%	(8)%	(9)%	(4)%	2%	—%	(4)%	(3)%

Contribution ex-TAC
Performance Media	2%	2%	11%	8%	4%	12%	9%	6%	6%	7%
Retail Media (2)	48%	42%	32%	23%	22%	20%	29%	29%	33%	26%
Total (1)	6%	7%	14%	10%	6%	13%	13%	10%	10%	11%

(1) Refer to the Non-GAAP Financial Measures section of this filing for a definition of the Non-GAAP metric.

(2) Today, Criteo recognizes Retail Media revenue on a net basis, whereas revenue from arrangements running on legacy Retail Media solutions were accounted for on a gross basis. Most clients using Criteo’s legacy Retail Media solutions transitioned to this platform by the end of 2022. During the transition period, Revenue declined but Contribution ex-TAC margin increased. Contribution ex-TAC was not impacted by this transition.

(3) Constant currency measures exclude the impact of foreign currency fluctuations and is computed by applying the prior year monthly exchange rates to transactions denominated in settlement or billing currencies other than the US dollar.